ASG GLOBAL ALTERNATIVES FUND

ASG MANAGED FUTURES STRATEGY FUND

Supplement dated November 3, 2017 to the Summary Prospectuses, Prospectus and Statement of Additional Information of the ASG Global Alternatives Fund and ASG Managed Futures Strategy Fund (each a “Fund” and, collectively, the “Funds”), each dated May 1, 2017, as may be revised and supplemented from time to time.

Effective January 1, 2018, Dr. Andrew Lo will no longer serve as a Co-Portfolio Manager of the Funds and he will transition to a new role at AlphaSimplex Group, LLC as Chairman Emeritus and Senior Advisor. Accordingly, effective January 1, 2018, all references to Dr. Lo and corresponding disclosure related to Dr. Lo in each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are hereby deleted.